PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
	SECURITIES EXCHANGE ACT OF 1934
	(AMENDMENT NO.___)
FILED BY REGISTRANT							[_X_]

FILED BY A PARTY OTHER THAN THE REGISTRANT				[___]

CHECK THE APPROPRIATE BOX:

[___ ]	PRELIMINARY PROXY STATEMENT

[___]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule
      14a-6(e)(2))

[_X_]	DEFINITIVE PROXY STATEMENT

[___]	DEFINITIVE ADDITIONAL MATERIALS

[___]	SOLICITING MATERIAL PURSUANT TO  240.14a-11(c) or 240.14a-12

	DUPREE MUTUAL FUNDS
	(Name of Registrant as Specified In Its Charter)

	Dupree Mutual Funds, by Gay M. Elste, Attorney

	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[___]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[___]	$500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

[___]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ____________________________________

2)  Aggregate number of securities to which transaction applies:
    ____________________________________

3)  Per unit price or other underlying value of transaction computed pursuant
    to Exchange Act Rule 0-11:  (Set 	forth the amount on which the filing
    fee is calculated and state how it was determined).__________________

4)  Proposed maximum aggregate value of transaction:
    __________________________________________

5)  Total fee paid:  ____________________________________________________

[_X_]	Fee paid previously with preliminary materials

[___]	Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing	for which the offsetting fee
      was paid previously.  Identify the previous filing by registration
      statement number, 	or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    _______________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    _______________________________________________

3)  Filing Party: __________________________________________________________

4)  Date Filed: ____________________________________________________________


	DUPREE MUTUAL FUNDS

	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
	October 30, 1996


	The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), will be held at the Radisson Plaza Hotel, 369 West Vine Street, Lexington, Kentucky 40507-1636, on Wednesday, October 30, 1996 at 10:00 A. M., Lexington time, for the following purposes:



	1.	Election of Trustees.

	2.	Ratification or rejection of independent certified public
    accountants.

	3.	Other business.


Shareholders of the North Carolina Tax-Free Income Series only will also convene:

	4.	To approve or reject the adoption of an Investment Advisory
Agreement between the Trust and Dupree Investment Advisers,
Inc., and

Shareholders of the North Carolina Tax-Free Short-to-Medium Series only will also convene:

	5.	To approve or reject the adoption of an Investment Advisory
Agreement between the Trust and Dupree Investment Advisers,
Inc.

	Shareholders are cordially invited to meet with the officers of the Trust prior to the meeting, beginning at 9:30 A. M. at the Radisson Plaza Hotel.

				FRED L. DUPREE, JR.
				Secretary

September 20, 1996
125 South Mill Street
Lexington, Kentucky 40507



	YOUR VOTE IS IMPORTANT!

	Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United
States.  Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.




	DUPREE MUTUAL FUNDS
	Annual Meeting of Shareholders - October 30, 1996

	PROXY STATEMENT

	This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the
"Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 30, 1996, and at any and all adjournments thereof.

	If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Shareholders.  Executed proxies that are unmarked will be voted:

for the nominees of the Board of Trustees of the Trust in the election of Trustees, and in favor of the ratification of the selection of independent certified public accountants for the Trust, and for Shareholders of the North Carolina Tax-Free Income Series only, in favor of approval of the Investment Advisory Agreement, and for Shareholders of the North Carolina Tax-Free Short-to-Medium Series only, in favor of approval of the Investment Advisory Agreement.

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

	As of September 11, 1996, there were 55,193,827.854 shares of beneficial interest of the Trust outstanding, being comprised of:


   40,768,139.746   shares of Kentucky Tax-Free Income Series
   12,262,280.073   shares of Kentucky Tax-Free Short-to-Medium Series
      131,000.473   shares of North Carolina Tax-Free Income Series
      122,254.366   shares of North Carolina Tax-Free Short-to-Medium Series
      854,574.518   shares of Tennessee Tax-Free Income Series
      248,981.436   shares of Tennessee Tax-Free Short-to-Medium Series, and
      806,597.242   shares of Intermediate Government Bond Series

all having no par value. As of that date no person was known to the Trust to be the beneficial owner of more than five percent of the outstanding shares of the Kentucky Tax-Free Income Series.

	As of that date, the following persons were known to the Trust to be beneficial owners of more than five percent of the outstanding shares of the following series:

Name(s) of Share Owners          Amount of Beneficial           Percent of
                                      Ownership                Shares Held

KY Tax-Free Short-to-Medium Series
Studio Plus Hotels, Inc.         1,379,155.195 shares            11.25 %

NC Tax Tax-Free Income Series
Robert A. Eberle                    25,470.274 shares            19.44 %
Frank A. Daniels                    20,647.961 shares            15.76 %
Lawrence J. LaBrie                  16,822.057 shares            12.84 %
Sidney C. Teague II                  7,344.825 shares             5.61 %

NC Tax-Free Short-to-Medium Series
Kemp Pendleton Burpeau              41,283.996 shares            33.77 %
Frank A. Daniels III                20,631.324 shares            16.88 %
NEC Industries                      20,631.324 shares            16.88 %
Calvin H. Price                     10,926.501 shares             8.94 %

TN Tax-Free Income Series
Gail S. Mays                        87,489.928 shares             10.24 %
Terrell D. Mays                     80,470.169 shares              9.42 %

TN Tax-Free Short-to-Medium Series
Gail S. Mays                        37,180.892 shares             14.93 %
Thomas F. Buchanan, Jr.             20,373.975 shares              8.18 %
Harry Samuels Trust                 19,995.177 shares              8.03 %
Arthur H. Woods                     14,883.406 shares              5.98 %
Diane L. Edge                       14,828.617 shares              5.96 %

Intermediate Government Bond Series
Saxon & Company                     53,388.810 shares              6.62 %

	As of that date, the Trustees and officers of the Trust, as a group bene-ficially owned, directly or indirectly 656,862.089 shares, representing approximately 1.19% of the outstanding shares.

	A copy of the annual report of Dupree Mutual Funds for the fiscal year ended
June 30, 1996, including financial statements, has been mailed to shareholders of record at close of business on that date, and to persons who became share-
holders of record between that time and the close of business on September
20, 1996, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.

	Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply.  In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

	A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees, in favor of selection of Ernst & Young, L.L.P. to serve as independent certified public accountants and in favor of the investment advisory agreement between the Trust and Dupree Investment Advisers, Inc. for the North Carolina Tax-Free Income Series and the North Carolina Tax-Free Short-to-Medium Series. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present.

	The costs of the meeting, including the solicitation of proxies, will be paid by the Trust.  Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts.  In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

	The date of this Proxy Statement is September 20, 1996.

ELECTION OF TRUSTEES

	The Trust's Board of Trustees has nominated the six (6) persons listed below for election as Trustees for the ensuing year, each to hold office until the
1997 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  All of the nominees, excepting Ms. Breathitt who is a nominee for a newly created position, are members of the present Board of Trustees of the Trust.  A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees.  If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.
Two of the nominees, Thomas P. Dupree, Sr. and Fred L. Dupree, Jr. are brothers.

	In electing Trustees, shareholders are entitled to exercise cumulative voting rights.  Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates.  The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.


Name, Address and
Age of Nominee

Principal Occupations(1)

Shares Beneficially
Owned Directly or
Indirectly, as of
September 11, 1996

THOMAS P. DUPREE, SR.*
125 South Mill Street
Lexington, KY  40507
Age: 66

Chairman of the Board of
Dupree & Company, Inc. and Dupree
Investment Advisers, Inc., President
until 1996; Director Studio Plus Hotels,
Inc.

	260,805.386
	.473 %


FRED L. DUPREE, JR.*
125 South Mill Street
Lexington, KY  40507
Age: 69

Vice President, Secretary, Treasurer
and Director of Dupree & Company, Inc.
and Dupree Investment Advisers, Inc.

	28,733.096
	.052 %


LUCY A. BREATHITT
1703 Fairway Drive
Lexington, KY  40502
Age: 59

Alexander Farms, farming; KY Horse
Park Foundation Board; KY Horse
Park Museum Board.

	None
 0.000 %

WILLIAM A. COMBS, JR.
111 Woodland Avenue, #510
Lexington, KY  40502
Age: 56

Secretary, Treasurer, Director, Dana
Motor Company, Cincinnati, OH;
Secretary, Treasurer, Director, Freedom
Dodge, Lexington, KY; Secretary,
Treasurer, Director, Ellerslie Reality,
Inc., Lexington, KY; Partner, Forkland
Development Company, Lexington, KY;
Partner, Lexland, Lexington, KY.

	207,644.115
	.376 %

ROBERT L. MADDOX
2800 Citizens Plaza
Louisville, KY  40202
Age: 72

Partner, Wyatt, Tarrant & Combs,
Louisville, KY, Attorneys; Director,
Nugent Sand Company, Louisville, KY;
Director, Orr Safety Corp., Louisville,
KY; Director, Whip-Mix Corp., Louisville,
KY.

	147,947.666
	.268 %


Name, Address and
Age of Nominee


Principal Occupations(1)


Shares Beneficially
Owned Directly or
Indirectly, as of
September 11, 1996



WILLIAM S. PATTERSON
367 West Short Street
Lexington, KY  40507
Age: 64

President, CEO, Cumberland Surety
Co., Lexington, KY; President,
Patterson & Co., Frankfort, KY (real
estate development thoroughbred
horse-breeding, farming).

	None
	0.000 %


*	Thomas P. Dupree, Sr. and Fred L. Dupree, Jr. are "interested persons" of the
Trust's Investment Adviser and of the Trust within the meaning of Section 2(a)
(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree Investment Advisers, Inc. Dupree
Investment Advisers, Inc. also serves as the Trust's Transfer Agent. The other nominees are the non-interested Trustees of the Trust.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.



                                  Pension or                         Total
Name of Person,     Aggregate     Retirement    Estimated Annual  Compensation
Position            Compensation  Benefits       Benefits Upon     From Trust
                    From Trust    Accrued        Retirement        and Trust
                                  As Part of                        Complex
                                  Expenses                          Paid to
                                                                    Trustees

Thomas P. Dupree, Sr.     -0-    None - No Pension     None           -0-
President, Chairman              or Retirement Plan
Trustee

Fred L. Dupree, Jr.       -0-    None - No Pension     None           -0-
Vice President,                  or Retirement Plan
Secretary, Treasurer
Trustee

Lucy A. Breathitt         None   None - No Pension     None           -0-
Trustee                          or Retirement Plan

William A. Combs, Jr.   $12,000  None - No Pension     None           $12,000
Trustee                          or Retirement Plan

Robert L. Maddox        $12,000  None - No Pension     None           $12,000
Trustee                          or Retirement Plan

William S. Patterson    $12,000  None - No Pension     None           $12,000
Trustee                          or Retirement Plan


	The Board of Trustees has authorized the payment of a fee of $12,000 to each of the non-interested Trustees for the fiscal year ending June 30, 1997.

 Lucy Alexander Breathitt is the nominee for a newly established trustee position and did not participate as a trustee during the fiscal year ending June 30, 1996.

	The Board of Trustees has an audit committee comprised of the non-interested trustees, but does not have an executive committee or a nominating committee.
The audit committee met once during the fiscal year ended June 30, 1996, with all members in attendance.  All nominees attended at least 75% of the four meetings of the Board of Trustees during the fiscal year ended June 30, 1996.

	At the October 30, 1995 Annual Meeting of Shareholders 50,112,339.575 Dupree
Mutual Funds shares were outstanding and entitled to vote.  Of the shares outstanding and entitled to vote 29,365,990.445 shares were present and voting in person or by proxy, for a percentage of 58.60%.

RATIFICATION OR REJECTION OF SELECTION
OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

	The selection by the Board of Trustees and recommendation of the Audit Committee of the Trust of the firm of Ernst & Young, L.L.P., certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 1997 will be submitted for ratification or rejection by the shareholders at the Annual Meeting. If approved, Ernst & Young, L.L.P.
will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 1997.


	The affirmative vote of a majority of the Trust's outstanding voting securities is required for ratification of the selection of Ernst & Young, L.L.P.. As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.

 Previously, Coopers & Lybrand, L.L.P. has served as independent auditor for the Trust and its predecessor, Kentucky Tax-Free Income Fund, Inc. since our inception in 1979. The firm has performed our 1996 audit and will continue to provide tax preparation services for the Trust relating to our fiscal year 1996 operations until those matters are completed. The recommendation to select Ernst & Young, L.L.P. for the 1997 fiscal year is not due to any negative assessment of the quality of the independent auditing or accounting services provided by Coopers & Lybrand, L.L.P., nor is it due to any disagreement or difference of opinion regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, nor has Coopers & Lybrand, L.L.P. expressed any adverse opinion, disclaimer or qualification in its audit reports on the Trust's financial statements. The Board of Trustees did not consult with Ernst & Young, L.L.P. regarding its opinion of any specific transaction, or seek any advice with respect to questions of accounting or auditing principles, practices or procedures.

	Ernst & Young, L.L.P. has advised the Trust that they have no direct or material indirect financial interest in the Trust. Representatives of both Coopers & Lybrand, L.L.P. and Ernst & Young, L.L.P. are expected at the
Annual Meeting, and will be available to make a statement if they desire to do so, and to respond to any questions which the shareholders may wish to address to them.


INVESTMENT ADVISORY AGREEMENTS

	The Investment Advisory Agreements of only the North Carolina Tax-Free Income
Series and the North Carolina Tax-Free Short-to-Medium Series are subject to vote at this meeting. Each series of the Trust has its own Investment Advisory
Agreement and only shareholders of each series vote to approve or reject an
Investment Advisory Agreement for that series. Immediately following the description of the Investment Advisory Agreement of the two North Carolina
Series is information describing the Investment Advisory Agreements for the
Kentucky Tax-Free Income Series, the Kentucky Tax-Free Short-to-Medium Series,
the Tennessee Tax-Free Income Series, the Tennessee Tax-Free Short-to-Medium
Series and the Intermediate Government Bond Series, none of which Agreements is subject to vote.

North Carolina Tax-Free Income Series  --  Only

APPROVE OR REJECT THE ADOPTION OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND DUPREE INVESTMENT ADVISERS, INC.

	The North Carolina Tax-Free Income Series is currently served by Dupree Investment Advisers, Inc., pursuant to an Agreement executed November 1,
1995 and will continue in effect until October 31, 1996. The Agreement is being submitted to the shareholders of the North Carolina Tax-Free Income Series for approval or rejection. The affirmative vote of a majority of the series' outstanding voting securities is required for ratification of the Investment Advisory Agreement.As defined in the Investment Company Act of
1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. If approved by the series' shareholders, the Investment Advisory Agreement will continue in effect until October 31, 1997, and thereafter from year to year, if such continuation is specifically approved. At least annually the proposed agreement must be specifically approved by the Trust's Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series' shares, and in either case, also by vote of a majority of the Trust's Trustees who are not "interested persons" of Dupree Investment Advisers, Inc. or the Trust within the meaning of the Investment Company
Act of 1940. The proposed agreement is subject to termination by either party without penalty on 60 days' written notice to the other, and it terminates automatically in the event of assignment.

	Pursuant to the agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of each series' assets in a manner consistent with the series' investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series' office needs, maintains each series' books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series' shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust's institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

	Under the agreement, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

	The Trust has agreed to pay to the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreement, a fee at the annual rate of .50 of 1% $100,000,000; .45 of 1% of the series' average daily net asset value between $100,000,001 and
$150,000,000; and .40 of 1% of the Series average daily net asset value in excess of $150,000,000.

	The fee is payable to the Investment Adviser in monthly installments. As of
June 30, 1996 the net asset value of the North Carolina Tax-Free Income
Series was $1,063,382.

	During the fiscal year ending June 30, 1996, the Investment Adviser was paid
$1,534 by the North Carolina Tax-Free Income Series. The Investment Adviser
voluntarily reimbursed the North Carolina Tax-Free Income Series $11,229.


North Carolina Tax-Free Short-to-Medium Series  --  Only

APPROVE OR REJECT THE ADOPTION OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND DUPREE INVESTMENT ADVISERS, INC.

	The North Carolina Tax-Free Short-to-Medium Series is currently served by Dupree Investment Advisers, Inc., pursuant to an agreement executed November
1, 1995 and will continue in effect until October 31, 1997. The Agreement is being submitted to the shareholders of the North Carolina Tax-Free Short-to-Medium Series for approval or rejection. The affirmative vote of a majority of the series' outstanding voting securities is required required for ratification of the Investment Advisory Agreement. As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of
(a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. If approved by the series' shareholders, the Investment Advisory Agreement will continue in effect until October 31, 1997, and thereafter from year to year, if such continuation is specifically approved.
At least annually the proposed agreement must be specifically approved by the Trust's Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series' shares, and in either case, also by vote of a majority of the Trust's Trustees who are not "interested persons" of Dupree Investment Advisers, Inc. or the Trust within the meaning of the Investment Company Act of 1940. The proposed Agreement is subject to termination by either party without penalty on 60 days' written notice to the other, and it terminates automatically in the event of assignment.

	Pursuant to the agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of each series' assets in a manner consistent with the series' investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series' office needs, maintains each series' books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series' shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust's institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

	Under the agreement, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

	The Trust has agreed to pay to the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreement, a fee at the annual rate of .50 of 1% $100,000,000; .45 of 1% of the series' average daily net asset value between $100,000,001 and
$150,000,000; and .40 of 1% of the series average daily net asset value in excess of $150,000,000.

	The fee is payable to the Investment Adviser in monthly installments. As of
June 30, 1996 the net asset value of the North Carolina Tax-Free Short-to-
Medium Series was $1,158,698.

	During the fiscal year ending June 30, 1996, the Investment Adviser was paid
$2,312 by the North Carolina Tax-Free Short-to-Medium Series.  The Investment
Adviser voluntarily reimbursed the North Carolina Tax-Free Short-to-Medium
Series $12,026.

Kentucky Tax-Free Income Series
Kentucky Tax-Free Short-to-Medium Series
Tennessee Tax-Free Income Series
Tennessee Tax-Free Short-to-Medium Series
Intermediate Government Bond Series

	Each series of the Trust has its own Investment Advisory Agreement, and only shareholders of each series vote to approve or reject an Investment Advisory
Agreement for that series.  The provisions of the current Investment Advisory
Agreements for the two Kentucky Series are identical.

	The Kentucky Tax-Free Income Series, the Kentucky Tax-Free Short-to-Medium Series, the Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series and the Intermediate Government Bond Series are currently served by Dupree Investment Advisers, Inc., pursuant to separate agreements for each series approved by the shareholders of each series at their annual meeting on October 11, 1989, October 11, 1989, October 31, 1994, October 30 1995 and October 21, 1993, respectively. Each agreement commenced November 1, in the year of approval and continued in effect for two calendar years. Thereafter the agreements for each series were and are renewed annually to continue in effect until October 31, pursuant to specific approval at least annually by the Trust's Board of Trustees at a meeting called for that purpose, or by a vote of the holders of a majority of the series' shares, and, in either case, also by vote of a majority of the Trust's Trustees who are not "interested persons" of Dupree Investment Advisers, Inc. or the Trust within the meaning of the Investment Company Act of 1940. The agreements are subject to termination by either party without penalty on 60 days' written notice to the other, and terminate automatically in the event of assignment.

	Pursuant to the agreements the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities; to formulate a continuing program for the management of each series' assets in a manner consistent with the series' investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series' office needs, maintains each series' books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series' shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust's institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

	Under the Agreements, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

	For the Kentucky Tax-Free Income Series, the Kentucky Tax-Free Short-to-Medium
Series, the Tennessee Tax-Free Income Series, and the Tennessee Tax-Free Short-
to-Medium Series the Trust has agreed to pay to the Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreements, a fee at the annual rate of .50% of
1% of each series' average daily net asset value up to $100,000,000; .45 of 1%
of each series' average daily net asset value between 100,000,001 and
$150,000,000; and .40 of 1% of each series average daily net asset value in excess of $150,000,000.

	For the Intermediate Government Bond Series the Trust has agreed to pay the
Investment Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the agreement, a fee at the annual rate of .20 of 1% of the series average daily net asset value.

	The fees are payable to the Investment Adviser in monthly installments.

As of June 30, 1996 the net asset value of the Kentucky Tax-Free Income Series was $295,028,727. As of June 30, 1996 the net asset value of the Kentucky Tax-Free Short-to-Medium Series was $66,574,052.

As of June 30, 1996 the net asset value of the Tennessee Tax-Free Income Series was $8,055,798. As of June 30, 1996 the net asset value of the Tennessee Tax-Free Short-to-Medium Series was $2,455,175.

As of June 30, 1996 the net asset value of the Intermediate Government Bond Series was $7,764,785.

	During the fiscal year ending June 30, 1996, the Investment Adviser was paid
$1,279,636 by the Kentucky Tax-Free Income Series. During the fiscal year ending June 30, 1996, the Investment Adviser was paid $292,588 by the
Kentucky Tax-Free Short-to-Medium Series.

	During the fiscal year ending June 30, 1996, the Investment Adviser was paid
$33,578 by the Tennessee Tax-Free Income Series. The Investment Adviser
voluntarily reimbursed the Tennessee Tax-Free Income Series $24,095.

	During the fiscal year ending June 30, 1996, the Investment Adviser was paid
$10,277 by the Tennessee Tax-Free Short-to-Medium Series. The Investment
Adviser voluntarily reimbursed the Tennessee Tax-Free Short-to-Medium Series
$14,297.

	During the fiscal year ending June 30, 1996, the Investment Adviser was paid
$16,061 by the Intermediate Government Bond Series. The Investment Adviser
voluntarily reimbursed the Intermediate Government Bond Series $17,702.

 Each agreement permits the Investment Adviser to voluntarily reimburse any series. The Trust currently sells to Kentucky, Indiana, Florida, Tennessee and Texas residents. Kentucky, Florida and Tennessee do not currently impose a limitation upon investment advisory fees charged to mutual funds, but both Indiana and Texas do as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.


Investment Adviser

	The investment activities of the original Kentucky Tax-Free Income Fund, Inc.
were managed from 1979 to 1986 by Dupree & Company, Inc., 167 West Main Street,
Lexington, Kentucky 40507. On November 1, 1986, Dupree Investment Advisers,
Inc., a wholly owned subsidiary of Dupree & Company, Inc., commenced managing the investment activities of the fund.  Dupree Investment Advisers, Inc. has continued as the adviser to Kentucky Tax-Free Income Series and became the adviser to Kentucky Tax-Free Short-to-Medium Series, all as of September 15,
1987, the effective date for our change in business from a Kentucky corporation to a Kentucky business trust.

	Thomas P. Dupree, Sr., who is Chairman of the Board and owner of 51% of the stock of Dupree & Company, Inc. also serves as Chairman of the Board of
Dupree Investment Advisers, Inc. and as President and as a member of the
Trust's Board of Trustees. William T. Griggs II is President of Dupree &
Company, Inc. and Dupree Investment Advisers, Inc.  Mr. Griggs also serves as a Vice President of the Trust. Fred L. Dupree, Jr. is Vice President,
Secretary, Treasurer and a Director of Dupree & Company, Inc., and holds the same offices with the Trust and Dupree Investment Advisers, Inc. Michelle M.
Dragoo is Vice President of Dupree & Company, Inc. and Dupree Investment
Advisers, Inc. Dorine D. Kelly is Vice President of Dupree & Company, Inc.
and Dupree Investment Advisers, Inc. Alison L. Arnold is Assistant Vice
President of Dupree & Company, Inc. and Dupree Investment Advisers, Inc.


PORTFOLIO TRANSACTIONS

	Ordinarily, portfolio securities of the Trust's series are purchased from underwriters at prices that include underwriting fees or from primary market makers acting as principals and selling to the Trust at net prices. In either case, the Trust would not pay any brokerage commission. Transactions placed with brokers serving as primary market makers are executed at prices within the spread between the bid and the asked prices for the securities.

	Decisions with respect to the purchase and sale of the Trust's portfolio securities, including the allocation of principal business and portfolio brokerages, are made by the Trust's Investment Adviser, which has discretionary authority to implement these decisions by placing orders for the purchase or sale of securities for the Trust's accounts with underwriters, or brokers selected by it for the purpose. However, Dupree Investment Advisers, Inc. will not deal with the Trust as principal, or receive brokerage commissions for acting as the Trust's agent, in purchasing and selling securities for the Trust's accounts. Purchases and sales of securities for the Trust's portfolios, as well as allocation of brokerage are reviewed quarterly by the Trust's Board of Trustees.

	The Investment Adviser has advised the Trust that, in placing orders for the purchase and sale of the Trust's portfolio securities, it seeks execution at the most favorable prices through responsible brokers and, in agency transactions, at competitive commission rates.  The Investment Adviser has also advised the Trust that, in selecting broker-dealers to execute the
Trust's portfolio transactions, it gives consideration to such factors as the price of the security, the rate of commission, if any, the size and difficulty of the order, the reliability, integrity, financial condition and general execution and operating capabilities of competing brokers, and the brokerage and research services which they provide to Investment Adviser or to the Trust.

	The Investment Adviser has further advised the Trust that it does not award brokerage on the Trust's portfolios to brokers who charge higher commissions because of research services they provide.  However, under both Agreements, the Trust has authorized the Investment Adviser to adopt a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities
Exchange Act of 1934.  Under such policy, a broker furnishing research services could be paid a higher commission than the commission that would be paid to another broker which either does not furnish research services or furnishes research services deemed to be of lesser value, if such higher commission is deemed to be reasonable in relation to the value of the brokerage and research services provided by the broker charging it, either in terms of that particular transaction or in terms of the overall responsibilities of the Investment Adviser with respect to the account as to which it exercises investment discretion.

	Whether and to what extent net prices or commissions charged by brokers selected by the Investment Adviser reflect an element of value for research services cannot presently be determined. The extent that research services of value are provided by brokers with or though which it places the Trust's portfolio transactions, the Investment Adviser may be relieved of expenses it might otherwise bear. Research services furnished by brokers could be useful and of value to the Investment Adviser in serving its other clients as well as the Trust, but, on the other hand, research services obtained by the Investment Adviser as a result of placing portfolio brokerage of other clients could be useful and of value to it in serving the Trust.

	Because the Trust's shares are not sold through intermediary brokers, it is not the practice of the Investment Adviser to allocate principal business or portfolio brokerage on the basis of such sales. However, brokers effecting purchases of the Trust's shares for their customers may participate in principal transactions or brokerage allocated as described in the preceding paragraphs.

	The Trust's Board of Trustees has considered with the Investment Adviser the possibility that the Investment Adviser might seek to "recapture" underwriting discounts and selling group concessions that the Trust pays when the Trust purchases securities in underwriting.  Recapture would involve the payment by underwriters and brokers of a portion of their discounts and concessions to the Investment Adviser which would then apply some of all of these payments toward the reduction of the Investment Advisory fees due from the Trust.  The economic effect of recapture would be to reduce the Trust's cost of acquiring securities in underwriting.

	As applied to underwriting of municipal securities, recapture presents a number of difficult legal questions that have been considered, but not yet resolved, by the federal courts, the Securities and Exchange Commission, the National
Association of Securities Dealers and the Municipal Securities Rulemaking
Board.  In view of the uncertainties, the Trust's Trustees have concluded that it is not appropriate at this time to request the Investment Adviser to take the steps necessary to produce recapture of underwriting discounts and selling group concessions.  However, it is the intention of the Trust's
Trustees to reconsider the issue when the related legal questions have been resolved.

	The Trust understands that, in purchasing municipal securities in underwriting, certain investors have negotiated the elimination of all or a portion of the selling group concession, and, in rare instances, the underwriting discount.
This practice also raises legal questions that have not yet been resolved.
The Investment Adviser has advised the Trust that it will engage in similar negotiations on its behalf, if and to the extent it is feasible to do so.


OTHER BUSINESS

	The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


SHAREHOLDERS' PROPOSALS

	If a shareholder wishes to present a proposal at the 1997 Annual Meeting of shareholders, scheduled for that year, such proposal must be received by the
Secretary of the Trust at the Trust's Lexington office prior to June 1, 1997.
The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.











PROXY
DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ANNUAL MEETING TO BE HELD AT THE RADISSON PLAZA HOTEL, 369 WEST VINE STREET, LEXINGTON, KY 40507-1636 AT 10:00 A.M., LEXINGTON TIME, OCTOBER 30, 1996

	The undersigned hereby constitutes and appoints THOMAS P. DUPREE, SR. and FRED
L. DUPREE, JR. and each of them, with full power of substitution, to represent the undersigned at the Annual Meeting of the Shareholders of DUPREE MUTUAL
FUNDS (the "Trust") to be held at the Radisson Plaza Hotel, 369 West Vine
Street, Lexington, KY  40507-1636 on October 30, 1996 at 10:00 A.M.,
Lexington time, and at any adjournments thereof, and there at to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

(1)	Election of Trustees
	Please indicate your vote FOR:	or:		ONLY for the following individuals as
 marked


                                     __   Thomas P. Dupree, Sr.
                                     __   William A. Combs, Jr.
__   ALL Trustees as given herein    __   Fred L. Dupree, Jr.
                                     __   Robert L. Maddox
                                     __   Lucy A. Breathitt
                                     __   William S. Patterson

Cumulative voting rights will be exercised in the election of Trustees. Total proxy votes as to this issue will be distributed among those individuals selected.

(2)	Ratification or rejection of selection of Independent Certified Public
    Accountants

    __   FOR          __   AGAINST     __   ABSTAIN FROM

ratification of the selection of Ernst & Young, L.L.P. to serve as independent certified public accountants for the Trust for the fiscal year ending June 30, 1997.

(3)	Other Business

    __   FOR          __   AGAINST     __   ABSTAIN FROM

use of their discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

Shareholders Of:  NORTH CAROLINA TAX-FREE INCOME SERIES ONLY
(4)	Approve or reject the adoption of an Investment Advisory Agreement between the Trust and Dupree Investment  Advisers, Inc.

    __   FOR          __   AGAINST     __   ABSTAIN FROM
approval of an Investment Advisory Agreement.

Shareholders Of: NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES ONLY
(5) Approve or reject the adoption of an Investment Advisory Agreement between the Trust and Dupree Investment Advisers, Inc.

    __   FOR          __   AGAINST     __   ABSTAIN FROM
approval of an Investment Advisory Agreement.

In order for us to estimate attendance at the Annual Meeting, we would appreciate if you would indicate whether you plan to attend the meeting
in person.            __    Yes, I (We) plan to attend:  __  #attending.
                						__    No, I am (We are) unable to attend.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES, IN FAVOR OF THE RATIFI-CATION OF THE SELECTION OF ERNST & YOUNG L.L.P. TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AND IN FAVOR OF APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT.

	The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated September 20, 1996. ALL Joint owners must sign.

Dated:____________ Signed: _______________________________(Individual Account)
                           _______________________________(Joint Account)

When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.








				THIS IS YOUR PROXY BALLOT, PLEASE:



				1. Complete the reverse side

				2. Have all owner's sign as designated

				3. Tear the proxy at the perforation, and

				4. Return your proxy in the reply envelope provided.





Your Vote is Important. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder's meeting.